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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: December 11, 2001



                                 THE KROGER CO.
             (Exact name of registrant as specified in its charter)


An Ohio Corporation                  No. 1-303                31-0345740
(State or other jurisdiction      (Commission File            (IRS Employer
of incorporation)                      Number)                 Number)


1014 Vine Street
Cincinnati, OH  45201
(Address of principal
executive offices)

Registrant's telephone number:  (513) 762-4000


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Item 5.       Other Events
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                      On December 11, 2001, the Company released its
                      earnings for the third quarter of 2001. Attached hereto as Exhibit 99.1 is the text of that release.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits
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                      (c)      Exhibits:

                               99.1    Earnings release for third quarter 2001.




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                                    SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                         THE KROGER CO.



December 11, 2001                        By:   (Paul Heldman)
                                               Paul Heldman
                                               Senior Vice President, Secretary
                                               and General Counsel




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                                  EXHIBIT INDEX



Exhibit No.                    Exhibit
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99.1                      Earnings release for third quarter 2001.